Exhibit 99.Code Eth

                    PISMO COAST VILLAGE, INC.
                         (the "Company")


               CODE OF ETHICS AND BUSINESS CONDUCT
               -----------------------------------
  FOR DIRECTORS, SENIOR OFFICERS AND EMPLOYEES OF THE COMPANY
  -----------------------------------------------------------
                           (the "Code")
                           ------------


INTRODUCTION
------------
This Code applies to the Chief Executive Officer, President, Chief Financial Officer, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Controller and persons performing similar functions (collectively, the "Senior Officers") along with all directors and employees within the Company (the Senior Officers, directors and employees are hereinafter collectively referred to as the "Employees"). This Code covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all Employees of the Company. All Employees should conduct themselves accordingly and seek to avoid the appearance of improper behavior in any way relating to the Company.

Any Employee who has any questions about the Code should consult with the Chief Executive Officer, the President, or the Company's audit committee (the "Audit Committee").

The Company has adopted the Code for the purposes of promoting:

  * honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  * full, fair, accurate, timely and understandable disclosure in all reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company that are within the Senior Officer's area of responsibility;

  * compliance with applicable governmental laws, rules and regulations;

  *  the prompt internal reporting of violations of the Code; and

  *  accountability for adherence to the Code.


HONEST AND ETHICAL CONDUCT
--------------------------
Each Senior Officer and member of the Board owes a duty to the Company to act with integrity. Integrity requires, among other things, being honest and candid. Employees must adhere to a high standard of business ethics and are expected to make decisions and take actions based on the best interests of the Company, as a whole, and not based on personal relationships or benefits. Generally, a "conflict of interest" occurs when an Employee's personal interests is, or appears to be, inconsistent with, interferes with or is opposed to the best interests of the Company or gives the appearances of impropriety.

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Business decisions and actions must be made in the best interests of the Company and should not be influenced by personal considerations or relationships. Relationships with the Company's
stakeholders   for example suppliers, competitors and customers
should not in any way affect an Employee's responsibility and accountability to the Company. Conflicts of interests can arise when an Employee or a member of his or her family receive improper gifts, entertainment or benefits as a result of his or her position in the Company.

Specifically, each Employee must:

  1. act with integrity, including being honest and candid while still maintaining the confidentiality of information when required or consistent with the Company's policies;

  2. avoid violations of the Code, including actual or apparent conflicts of interest with the Company in personal and professional relationships;

  3. disclose to the Chief Executive Officer, President, or the Audit Committee any material transaction or relationship that could reasonably be expected to give rise to a breach of the Code, including actual or apparent conflicts of interest with the Company;

  4. obtain approval from the Chief Executive Officer, President or the Audit Committee before making any decisions or taking any action that could reasonably be expected to involve a conflict of interest or the appearance of a conflict of interest;

  5. observe both the form and spirit of laws and governmental rules and regulations, accounting standards and Company policies;

  6. maintain a high standard of accuracy and completeness in the Company's financial records;

  7. ensure full, fair, timely, accurate and understandable disclosure in the Company's periodic reports;

  8.  report any violations of the Code to the Chief Executive
      Officer, President or Audit Committee;

  9. proactively promote ethical behavior among peers in his or her work environment; and

  10. maintain the skills appropriate and necessary for the performance of his or her duties.

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DISCLOSURE
----------
As a result of the Company's status as a public company, it is required to file periodic and other reports with the Securities and Exchange Commission. The Company takes its public disclosure responsibility seriously to ensure that these reports furnish the marketplace with full, fair, accurate, timely and understandable disclosure regarding the financial and business condition of the Company. All disclosures contained in reports and documents filed with or submitted to the Securities and Exchange Commission, or other government agencies, on behalf of the Company or contained in other public communications made by the Company must be complete and correct in all material respects and understandable to the intended recipient.

The Senior Officers, in relation to his or her area of responsibility, must be committed to providing timely, consistent and accurate information, in compliance with all legal and regulatory requirements. It is imperative that this disclosure be accomplished consistently during both good times and bad and that all parties in the marketplace have equal or similar access to this information.

All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions, and must conform both to applicable legal requirements and to the Company's systems of internal controls. Unrecorded or "off the book" funds, assets or liabilities should not be maintained unless permitted by applicable law or regulation. Senior Officers involved in the preparation of the Company's financial statements must prepare those statements in accordance with generally accepted accounting principles, consistently applied, and any other applicable accounting standards and rules so that the financial statements materially, fairly and completely reflect the business transactions and financial statements and related condition of the Company. Further, it is important that financial statements and related disclosures be free of material errors.

Specifically, each Senior Officer must:

  1. familiarize himself or herself with the disclosure requirements generally applicable to the Company;

  2. not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, including the Company's independent auditors, governmental regulators, self-regulating organizations and other governmental officials:

  3. to the extent that he or she participates in the creation of the Company's books and records, promote the accuracy, fairness and timeliness of those records; and

  4. in relation to his or her area of responsibility, properly review and critically analyze proposed disclosure for accuracy and completeness.

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CONFIDENTIALITY
---------------
In carrying out the Company's business, directors, officers and employees often learn confidential or proprietary information about the Company, its customers, clients, suppliers, or joint venture parties. Directors, officers and employees must maintain the confidentiality of all information so entrusted to them, except when disclosure is authorized or legally mandated. Confidential or proprietary information of the Company, and of other companies, includes any nonpublic information that would be harmful to the relevant company or useful or helpful to competitors if disclosed.

COMPLIANCE
----------
It is the Company's policy to comply with all applicable laws and governmental rules and regulations. It is the personal responsibility of each director, officer and employee to adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to accounting and auditing matters.

It is against Company policy and a violation of federal securities laws for a director, officer or employee to trade in securities on the basis of material information not yet publicly disclosed. Any director, officer or employee who possesses nonpublic information about the Company or its business which is material in nature may not trade in any securities affected by such nonpublic information, including the Company's securities, until such time as the information has been made known to the public. A material fact about a company is one that a reasonable investor would be likely to consider important in making a decision to buy, sell or hold the securities of such company.

Any director, officer or employee who is uncertain about the legal rules involving a purchase or sale of any Company securities or any securities in companies that he or she is familiar with by virtue of his or her work for the Company, should consult the Audit Committee Chair.

FAIR DEALING
------------
We have a history of succeeding through honest business competition. We do not seek competitive advantages through illegal or unethical business practices. Each director, officer and employee should endeavor to deal fairly with the Company's customers, clients, service providers, suppliers, competitors and employees. No director, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any unfair dealing practice.

REPORTING VIOLATIONS
--------------------
The Company, through the Board's Audit Committee, is responsible for applying this Code to specific situations in which questions may arise and has the authority to interpret this Code in any particular situation. This Code is not intended to provide a comprehensive guideline for Senior Officers in relation to their business activities with the Company. Any Employee may seek clarification on the application of this Code from the Audit Committee.

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Each Employee must:

  1. notify the Company of any existing or potential violation of this Code, and failure to do so is itself a breach of the Code; and

  2. not retaliate, directly or indirectly, or encourage others to do so, against any Employee for reports, made in good faith, or any misconduct or violations of the Code solely because that Employee raised a legitimate ethical issue.

The Audit Committee will take all action it considers appropriate to investigate any breach of the Code reported to it. All Employees are required to cooperate fully with any such investigations and to provide truthful and accurate information. If the Audit Committee determines that a breach has occurred, it will take or authorize disciplinary or preventative action as it deems appropriate, after consultation with the Company's counsel if warranted, up to and including termination of employment. Where appropriate, the Company will not limit itself to disciplinary action but may pursue legal action against the offending Employee involved. In some cases, the Company may have a legal or ethical obligation to call violations to the attention of appropriate enforcement authorities.

Compliance with the Code may be monitored by audits performed by the Audit Committee, the Company's counsel and/or by the Company's outside auditors. All Employees are required to cooperate fully with any such audits and to provide truthful and accurate information.

Any waiver of this Code for any Employee may be made only by the Board or the Audit Committee and will be promptly disclosed to stockholders and others, as required by applicable law. The Company must disclose changes to and waivers of the Code in accordance with applicable law.

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